Exhibit 32.1

Certification of Chief Executive Officer Regarding Periodic Report Containing Financial

Statements pursuant to 18 U.S.C. 1350 as adopted pursuant to Section 906 of the

Sarbanes-Oxley Act of 2002

I, Michael G. Carlton, the Chief Executive Officer of Crescent Financial Corporation, in compliance with 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that, (i) the Form 10-Q filed by Crescent Financial Corporation (the “Issuer”) for the quarter ended September 30, 2005, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) the information contained in that report fairly presents, in all material respects, the financial condition and results of operations of the Issuer on the dates and for the periods presented therein.

Date: November 11, 2005	By:	/s/ MICHAEL G. CARLTON
Michael G. Carlton
President and Chief Executive Officer